Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alaska Communications Systems Group, Inc. (the “Company”) on Form 10-K for the fiscal year ending December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Bishop, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2021           /s/ William Bishop

William Bishop

President and Chief Executive Officer

Alaska Communications Systems Group, Inc.